Revenue from Contracts with Customers (Tables)	3 Months Ended
Dec. 31, 2023
Revenue [abstract]
Summary of Disaggregation of Revenue by Sales Channels

For disaggregation of revenue by geography refer to Note 5 – Segment information. Disaggregation of revenue by sales channels was as follows:

	Three months ended December 31,
(In thousands of Euros)	2023	2022
B2B	140,410	117,794
DTC	160,655	129,435
Other	1,859	1,261
Total revenue	302,924	248,490